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                                                                      EXHIBIT 23

                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-24703) of H.B. Fuller Company of our report dated June 19, 2000 appearing on page F-1 of this Form 11-K.




/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 26, 2000